SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2014

The Priceline Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

priceline.com Incorporated
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 1, 2014, priceline.com Incorporated changed its legal name to “The Priceline Group Inc.” (hereinafter referred to as the “Company”). The name change was effected through a short-form merger pursuant to Section 253 of the General Corporation Law of the State of Delaware pursuant to which a subsidiary formed solely for the purpose of the name change was merged with and into the Company, with the Company remaining as the surviving corporation in the merger. The merger had the effect of amending the Company’s certificate of incorporation to reflect the Company’s new legal name. A copy of the Certificate of Ownership and Merger effecting the name change, as filed with the Secretary of State of the State of Delaware, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Also on April 1, 2014, the amended and restated by-laws of the Company reflecting the name change, as approved by the Company’s board of directors, became effective. A copy of the amended and restated by-laws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

The merger and resulting name change do not affect the Company’s ticker symbol (PCLN) or the equity or debt CUSIP numbers for the Company’s outstanding shares of common stock or its convertible notes. Outstanding stock certificates for shares of the Company are not affected by the name change and continue to be valid and need not be exchanged. Other than the name change, there were no changes to the Company’s certificate of incorporation or by-laws.

In connection with the name change, the Company launched a new corporate website: www.pricelinegroup.com. The Company’s investor relations information, including Group level press releases and links to the Company’s SEC filings, will now be found on this website. The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the Company’s corporate governance documents, including the charters of the committees of the Company’s board of directors, Corporate Governance Principles, and Code of Conduct, are available on this website. Any amendment to or waivers of the Code of Conduct will be disclosed on this website.

On April 1, 2014, the Company issued a press release announcing the name change. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

3.1	Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware, effective on April 1, 2014.

3.2	Amended and Restated By-Laws of The Priceline Group Inc., dated as of April 1, 2014.

99.1	Press release of The Priceline Group Inc., dated April 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRICELINE GROUP INC.

By:    /s/ Peter J. Millones
Name:    Peter J. Millones
Title:    Executive Vice President, General Counsel

Date: April 1, 2014

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware, effective on April 1, 2014.

3.2	Amended and Restated By-Laws of The Priceline Group Inc., dated as of April 1, 2014.

99.1	Press release of The Priceline Group Inc., dated April 1, 2014.